UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2012

POWERWAVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place

Santa Ana, CA 92705

(Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 14, 2012, Powerwave Technologies, Inc. issued a press release regarding financial results for its fourth quarter of fiscal 2011 and full fiscal year, ending January 1, 2012. At 5pm Eastern Time, the Company held a conference call and simultaneous webcast in which Ronald J. Buschur, the Company’s Chief Executive Officer, Kevin T. Michaels, the Company’s Chief Financial Officer and Tom Spaeth, the Company’s Treasurer, made a presentation regarding the Company’s financial results for the Company’s fourth quarter and full fiscal year, ending January 1, 2012. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated February 14, 2012.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibit is furnished as part of this report.

Exhibit Number	Description

99.1	Transcript of the Company’s fourth quarter and full fiscal year ending January 1, 2012 financial results conference call and simultaneous webcast held on February 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2012		POWERWAVE TECHNOLOGIES, INC

	By:	/s/ Kevin T. Michaels
Kevin T. Michaels
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of the Company’s fourth quarter and full fiscal year ending January 1, 2012 financial results conference call and simultaneous webcast held on February 14, 2012.

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